UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2019

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas  78759

(Address of principal executive offices)

(512) 402-8550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.01     Completion of Acquisition or Disposition of Assets.

Item 3.02     Unregistered Sales of Equity Securities.

Acquisition of Backbone Enterprises Inc.

Stock Purchase Agreement – Backbone Enterprises Inc.

On October 31, 2019, CynergisTek, Inc. (“CynergisTek” or the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Backbone Enterprises Inc., a Minnesota corporation (“Backbone”), and the following stockholders of Backbone: Walter Zuniga (“Zuniga”), Jacob Carroll (“Carroll”), Nikhil D’Souza (“D’Souza”) Timothy Homstad (“Homstad”; and together with Zuniga, Carroll and D’Souza, the “Stockholders”), pursuant to which CynergisTek acquired 100% of the issued and outstanding shares of common stock (the “Shares”) of Backbone from the Stockholders (the “Backbone Transaction”).

Pursuant to the Purchase Agreement, the aggregate purchase price paid for the Shares consisted of (i) a cash payment of $5,500,000, less certain transaction expenses (the “Cash Consideration”), (ii) the issuance by CynergisTek of 491,804 shares of CynergisTek common stock, par value $0.001 per share (the “CynergisTek Stock”) to the Stockholders, pro rata among the Stockholders in proportion to each Stockholder’s ownership of the Shares (the “Securities Consideration”), and an earn-out, pursuant to which the Stockholders may be entitled to an additional $4,000,000 based upon the post-closing financial performance of Backbone, to be calculated based upon revenue generated by the Backbone business during the three-year earn-out period. The Cash Consideration is subject to adjustment based on closing working capital of Backbone, and $1,500,000 of the Cash Consideration was placed into a third party escrow account by CynergisTek, against a portion of which CynergisTek may make claims for indemnification.

In the Purchase Agreement, CynergisTek, Backbone and the Stockholders made customary representations and warranties and have agreed to customary covenants relating to the Backbone Transaction.  Pursuant to the Purchase Agreement, Backbone and the Stockholders agreed to deliver to CynergisTek certificates representing the Shares and the corporate record books of Backbone. CynergisTek agreed to deliver the Cash Consideration and the Securities Consideration.  Each of Zuniga, Carroll and D’Souza also entered into three-year employment agreements with CynergisTek, pursuant to which each will serve as a vice president of CynergisTek, and will have the duties and responsibilities assigned to them by CynergisTek’s executive management team.

Backbone has progressively built its reputation on delivering premium quality Information Technology (IT) Risk Advisory Services while supplying best-in-class customer service to its business partners. Originally established by Walter Zuniga in 2008, Backbone has developed a strong expertise in the areas of cybersecurity, IT audit, and data privacy. Backbone has been successful in building a strong client base with multiple fortune 1,000 companies.

The foregoing summary of the terms and conditions of the Purchase Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 10.1 hereto.

Issuance of CynergisTek Common Stock as Securities Consideration

The CynergisTek Stock issued as the Securities Consideration in the Purchase Agreement was issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), together with regulations promulgated thereunder by the U.S. Securities and Exchange Commission, based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) each Stockholder was provided with certain disclosure materials and all other information requested with respect to CynergisTek, (c) each Stockholder acknowledged that the CynergisTek Stock was being acquired for investment intent and constitutes “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act, (d) each Stockholder represented and warranted that he is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On November 1, 2019, CynergisTek issued a press release regarding closing of the Backbone Transaction, which is attached hereto as Exhibit 99.1.

The press release included as Exhibit 99.1 will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements as required for the periods specified in Rule 8-04(b) of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report.  The Company will provide the required financial statements by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

Pro forma financial information, if and as required by Rule 8-05 of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report.  If pro forma financial information is required with respect to the transaction described above, the Company will provide such required pro forma financial information by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d)Exhibits

Exhibit No.Description of Exhibit

10.1Stock Purchase Agreement dated as of October 31, 2019*

99.1Press Release

*Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CynergisTek hereby agrees to furnish supplementally copies of any of the omitted documents to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	November 1, 2019
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer